EXHIBIT 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended March 31,
	2011	2010
Revenues:
Net premiums	$90,682	$81,184
Net investment income	42,856	36,976
Net investment gains (losses)	337	148
Other income	385	246

Total revenues	134,260	118,554

Losses and expenses:
Net losses and loss adjustment expenses	42,006	36,292
Acquisition and operating expenses, net of deferrals	16,295	15,401
Amortization of deferred acquisition costs and intangibles	11,106	8,993

Total losses and expenses	69,407	60,686

Income before income taxes	64,853	57,868
Provision for income taxes	20,949	17,220

Net income	$43,904	$40,648

Supplemental disclosures:
Total other-than-temporary impairments	$—	$—
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	—

Net other-than-temporary impairments	—	—
Other investment gains (losses)	337	148

Total net investment gains (losses)	$337	$148

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	March 31, 2011	December 31, 2010
	(unaudited)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$2,954,519	$2,839,007
Short-term investments	15,540	6,639

Total investments	2,970,059	2,845,646

Cash and cash equivalents	244,825	272,092
Accrued investment income	52,018	40,579
Prepaid reinsurance premiums	502	574
Deferred acquisition costs	107,345	107,355
Goodwill	7,760	7,678
Related party receivables	8,625	8,473
Other assets	37,060	28,753

Total assets	$3,428,194	$3,311,150

Liabilities and stockholders’ equity
Liabilities:
Reserve for losses and loss adjustment expenses	$223,514	$205,933
Unearned premiums	1,070,510	1,092,252
Net deferred tax liability	14,768	7,010
Related party payables	91,133	76,984
Other liabilities and accrued expenses	64,884	47,964

Total liabilities	1,464,809	1,430,143

Stockholders’ equity:
Ordinary shares – No par value; 1,401,558,880 shares authorized and issued as of March 31, 2011 and December 31, 2010	—	—
Additional paid-in capital	622,129	621,929

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	9,856	(5,270)
Net unrealized gains (losses) on other-than-temporarily impaired securities	—	—

Net unrealized investment gains (losses)	9,856	(5,270)
Foreign currency translation adjustments	506,201	483,053

Total accumulated other comprehensive income (loss)	516,057	477,783
Retained earnings	825,199	781,295

Total stockholders’ equity	1,963,385	1,881,007

Total liabilities and stockholders’ equity	$3,428,194	$3,311,150

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Changes in Stockholders’ Equity

(U.S. dollar amounts in thousands)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Balances as of December 31, 2010	$621,929	$477,783	$781,295	$1,881,007

Comprehensive income (loss):
Net income	—	—	43,904	43,904
Net unrealized gains on investment securities	—	15,126	—	15,126
Foreign currency translation adjustments	—	23,148	—	23,148

Total comprehensive income (loss)				82,178
Capital contribution	200	—	—	200

Balances as of March 31, 2011	$622,129	$516,057	$825,199	$1,963,385

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Balances as of December 31, 2009	$610,149	$252,851	$670,838	$1,533,838

Comprehensive income (loss):
Net income	—	—	40,648	40,648
Net unrealized losses on investment securities	—	(3,246)	—	(3,246)
Foreign currency translation adjustments	—	31,549	—	31,549

Total comprehensive income (loss)				68,951
Capital contribution	79	—	—	79

Balances as of March 31, 2010	$610,228	$281,154	$711,486	$1,602,868

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended March 31,
	2011	2010
Cash flows from operating activities:
Net income	$43,904	$40,648
Adjustments to reconcile net income to net cash from operating activities:
Amortization of investment discounts and premiums	(185)	(127)
Net investment (gains) losses	(337)	(148)
Acquisition costs deferred	(8,938)	(9,718)
Amortization of deferred acquisition costs and intangibles	11,106	8,993
Deferred income taxes	121	1,853
Corporate overhead allocation	4,404	3,995
Change in certain assets and liabilities:
Accrued investment income and other assets	(20,871)	(20,095)
Reserve for losses and loss adjustment expenses	15,485	(9,503)
Unearned premiums	(31,976)	(19,490)
Other liabilities	25,904	21,439

Net cash from operating activities	38,617	17,847

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities and short-term investments	204,152	143,463
Purchases of fixed maturity securities and short-term investments	(272,937)	(207,062)

Net cash from investing activities	(68,785)	(63,599)

Effect of exchange rate changes on cash and cash equivalents	2,901	2,214

Net change in cash and cash equivalents	(27,267)	(43,538)

Cash and cash equivalents at beginning of period	272,092	215,278

Cash and cash equivalents at end of period	$244,825	$171,740

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

(1) Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Limited (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and New Zealand and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default. The nature of the Australian economy is that the majority of mortgages are originated through the big four banks; therefore, the Company has a high concentration of business written over mortgages originating through these lenders.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the United States Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. These condensed consolidated financial statements include all adjustments considered necessary by management to present a fair statement of the financial position, results of operations and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2010 year end financial statements on Form 8-K furnished on March 29, 2011.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All intercompany transactions have been eliminated in the consolidated financial statements.

(2) Accounting Pronouncements

Recently adopted

On January 1, 2011, we adopted new accounting guidance related to goodwill impairment testing when a reporting unit’s carrying value is zero or negative. This guidance did not impact our consolidated financial statements upon adoption, as the reporting unit’s goodwill balance has a positive carrying value.

On January 1, 2011, we adopted new accounting guidance related to additional disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Not Yet Adopted

In October 2010, the Financial Accounting Standard Board (the “FASB”) issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. This new accounting guidance will be effective for us on January 1, 2012. When adopted, we expect to defer fewer costs. The new guidance is effective prospectively with retrospective adoption allowed. We have not yet determined the method nor impact this accounting guidance will have on our consolidated financial statements.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

(3) Investments

Net Investment Income

Sources of net investment income were as follows for the periods indicated:

	Three months ended March 31,
(U.S. dollar amounts in thousands)	2011	2010
Fixed maturity securities	$41,088	$35,554
Cash and cash equivalents	2,998	2,690

Gross investment income before expenses and fees	44,086	38,244
Expenses and fees	(1,230)	(1,268)

Net investment income	$42,856	$36,976

Net Investment Gains and Losses

The following table sets forth net investment gains (losses) for the periods indicated:

	Three months ended March 31,
(U.S. dollar amounts in thousands)	2011	2010
Available-for-sale investment securities:
Realized gains on sale	$563	$193
Realized losses on sale	(226)	(45)

Net realized gains (losses) on available-for-sales securities	337	148

Impairments:
Total other-than-temporary impairments	—	—
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	—

Net other-than-temporary impairments	—	—

Net investment gains (losses)	$337	$148

The Company generally intends to hold securities in unrealized loss positions until they recover. However, from time to time, the intent on an individual security may change, based upon market or other unforeseen developments. In such instances, the Company sells securities in the ordinary course of managing its portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The aggregate fair value of securities sold at a loss during the three months ended March 31, 2011 and 2010 was $30 million and $11 million, respectively, which was approximately 99.3% and 99.8% of book value, respectively.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

Unrealized Investment Gains and Losses

Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(U.S. dollar amounts in thousands)	March 31, 2011	December 31, 2010
Net unrealized gains (losses) on available-for-sale investment securities:
Fixed maturity securities	$13,862	$(7,677)
Deferred income taxes	(4,006)	2,407

Net unrealized investment gains (losses)	$9,856	$(5,270)

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows for the three months ended March 31:

(U.S. dollar amounts in thousands)	2011	2010
Beginning balance	$(5,270)	$3,627
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	21,876	(4,489)
Provision for deferred taxes	(6,514)	1,347

Change in unrealized gains (losses)	15,362	(3,142)
Reclassification adjustments to net investment gains (losses), net of taxes of $101 and $44	(236)	(104)

Ending balance	$9,856	$381

Fixed Maturity Securities

As of March 31, 2011, the amortized cost or cost, gross unrealized gains and losses and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$483,909	$3,851	$—	$(435)	$—	$487,325
Corporate—U.S.	36,330	238	—	(91)	—	36,477
Corporate—non-U.S.	2,367,376	21,899	—	(8,804)	—	2,380,471
Residential mortgage- backed securities	50,246	—	—	—	—	50,246

Total available-for- sale securities	$2,937,861	$25,988	$—	$(9,330)	$—	$2,954,519

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

As of December 31, 2010, the amortized cost or cost, gross unrealized gains (losses) and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$439,778	$1,943	$—	$(2,589)	$—	$439,132
Corporate—U.S.	35,912	164	—	(234)	—	35,842
Corporate—non-U.S.	2,319,294	13,448	—	(18,424)	—	2,314,318
Residential mortgage- backed securities	49,715	—	—	—	—	49,715

Total available-for- sale securities	$2,844,699	$15,555	$—	$(21,247)	$—	$2,839,007

The following table presents the gross unrealized losses and fair values of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of March 31, 2011:

	Less than 12 months			12 months or more			Total
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$68,857	$(435)	9	$—	$—	—	$68,857	$(435)	9
Corporate—U.S.	3,070	(11)	1	12,342	(80)	1	15,412	(91)	2
Corporate—non-U.S.	587,553	(4,629)	36	168,523	(4,175)	14	756,076	(8,804)	50

Total for securities in an unrealized loss position	$659,480	$(5,075)	46	$180,865	$(4,255)	15	$840,345	$(9,330)	61

The following table presents the gross unrealized losses and number of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of March 31, 2011:

	Less than 20%			20% to 50%			Greater than 50%
(U.S. dollar amounts in thousands)	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
Less than 12 months:
Investment grade	$(5,075)	54%	46	$—	—%	—	$—	—%	—
Below investment grade	—	—	—	—	—	—	—	—	—

Total	(5,075)	54	46	—	—	—	—	—	—

12 months or more:
Investment grade	(4,255)	46	15	—	—	—	—	—	—
Below investment grade	—	—	—	—	—	—	—	—	—

Total	(4,255)	46	15	—	—	—	—	—	—

Total	$(9,330)	100%	61	$—	—%	—	$—	—%	—

The securities less than 20% below cost were primarily attributable to credit spreads that have widened since acquisition for certain corporate securities in the finance and insurance sector.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

The following table presents the concentration of gross unrealized losses by sector as of March 31, 2011:

	Investment grade		Below investment grade
(U.S. dollar amounts in thousands)	Gross unrealized losses	% of gross unrealized losses	Gross unrealized losses	% of gross unrealized losses
Fixed maturity securities:
U.S government, agencies, and government- sponsored enterprises	$—	—%	$—	—%
Tax-exempt	—	—	—	—
Government—non-U.S.	(435)	5	—	—
Corporate—U.S.	(91)	1	—	—
Corporate—non-U.S.	(8,804)	94	—	—
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Other asset-backed	—	—	—	—

Total for securities in an unrealized loss position	$(9,330)	100%	$—	—%

We expect our investments in corporate securities will continue to perform in accordance with our conclusions about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities.

The following table presents the concentration of gross unrealized losses related to corporate securities by industry as of March 31, 2011:

	Investment grade		Below investment grade
(U.S. dollar amounts in thousands)	Less than 12 months	12 months or greater	Less than 12 months	12 months or greater
Industry:
Finance and insurance	$(526)	$(3,010)	$—	$—
Utilities and energy	(25)	(26)	—	—
Consumer—non-cyclical	(12)	—	—	—
Consumer—cyclical	—	—	—	—
Capital goods	—	—	—	—
Industrial	(403)	—	—	—
Technology and communications	(4)	—	—	—
Transportation	(49)	—	—	—
Other	(3,621)	(1,219)	—	—

Total	$(4,640)	$(4,255)	$—	$—

The other industry category primarily consists of foreign agency, supranational, foreign local government and sovereign securities.

Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these securities has declined due to credit spreads that have widened since acquisition. In our examination of these securities, we considered all available evidence, including the issuers' financial condition and current industry events to develop our conclusion on the

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

amount and timing of cash flows expected to be collected. Based on this evaluation, we determined that the unrealized loss on these securities represented temporary impairments as of March 31, 2011.

The following table presents the gross unrealized losses and fair values of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2010:

	Less than 12 months			12 months or more			Total
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$303,464	$(2,589)	18	$—	$—	—	$303,464	$(2,589)	18
Corporate—U.S.	8,621	(49)	3	12,105	(185)	1	20,726	(234)	4
Corporate—non-U.S.	1,086,407	(12,172)	71	215,578	(6,252)	17	1,301,985	(18,424)	88

Total for securities in an unrealized loss position	$1,398,492	$(14,810)	92	$227,683	$(6,437)	18	$1,626,175	$(21,247)	110

The following table presents the gross unrealized losses and number of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2010:

	Less than 20%			20% to 50%			Greater than 50%
(U.S. dollar amounts in thousands)	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Gross unrealized losses	% of total gross unrealized losses	Number of securities	Gross unrealized losses	% of total gross unrealized losses	Number of securities
Fixed maturity securities:
Less than 12 months:
Investment grade	$(14,810)	70%	92	$—	—%	—	$—	—%	—
Below investment grade	—	—	—	—	—	—	—	—	—

Total	(14,810)	70	92	—	—	—	—	—	—

12 months or more:
Investment grade	(6,437)	30	18	—	—	—	—	—	—
Below investment grade	—	—	—	—	—	—	—	—	—

Total	(6,437)	30	18	—	—	—	—	—	—

Total	$(21,247)	100%	110	$—	—%	—	$—	—%	—

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

The scheduled maturity distribution of fixed maturity securities as of March 31, 2011 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(U.S. dollar amounts in thousands)	Amortized cost or cost	Fair value
Due one year or less	$255,096	$255,978
Due after one year through five years	1,976,837	1,988,461
Due after five years through ten years	602,063	606,098
Due after ten years	53,619	53,736

Subtotal	2,887,615	2,904,273
Residential mortgage-backed securities	50,246	50,246

Total	$2,937,861	$2,954,519

As of March 31, 2011, $86 million of investments were subject to certain call provisions. Typically, call provisions provide the issuer the ability to redeem a security, prior to its stated maturity, at or above par.

Investment Concentrations

As of March 31, 2011, securities issued by finance and insurance industry groups and foreign state government represented approximately 22% and 42%, respectively, of the corporate fixed maturity securities portfolio held by the Company.

As of March 31, 2011, the Company held $433 million in corporate fixed maturity securities issued by the New South Wales Treasury Corporation, which comprised 22% of total stockholders’ equity. Additionally, the Company held $358 million in corporate fixed maturity securities issued by Queensland Treasury Corporation, which comprised 18% of total stockholder’s equity. No other single issuer exceeded 10% of total stockholders’ equity.

(4) Fair Value Measurements

Recurring Fair Value Measurements

We have fixed maturity securities which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity securities

The valuations of fixed maturity securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by third-party pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received and determine the appropriate fair value.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quote valuation is available, we determine fair value using internal models.

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs.

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We assign each security an internal rating to determine an appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

The following table summarizes the primary sources considered when determining fair value of each class of fixed maturity securities as of March 31, 2011.

(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$486,508	$—	$486,508	$—
Internal models	817	—	—	817

Total government—non-U.S.	487,325	—	486,508	817

Corporate—U.S.:
Pricing services	36,477	—	36,477	—

Total corporate—U.S.	36,477	—	36,477	—

Corporate—non-U.S.:
Pricing services	2,380,471	—	2,380,471	—

Total corporate—non-U.S.	2,380,471	—	2,380,471	—

Residential mortgage-backed securities:
Internal models	50,246	—	—	50,246

Total residential mortgage-backed securities	50,246	—	—	50,246

Total fixed maturity securities	$2,954,519	$—	$2,903,456	$51,063

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

The following table summarizes the primary sources considered when determining fair value of each class of fixed maturity securities as of December 31, 2010:

(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$438,297	$—	$438,297	$—
Internal models	835	—	—	835

Total government—non-U.S.	439,132	—	438,297	835

Corporate—U.S.:
Pricing services	35,842	—	35,842	—

Total corporate—U.S.	35,842	—	35,842	—

Corporate—non-U.S.:
Pricing services	2,314,318	—	2,314,318	—

Total corporate—non-U.S.	2,314,318	—	2,314,318	—

Residential mortgage-backed securities:
Internal models	49,715	—	—	49,715

Total residential mortgage-backed securities	49,715	—	—	49,715

Total fixed maturity securities	$2,839,007	$—	$2,788,457	$50,550

The following tables set forth our assets that are measured at fair value on a recurring basis as of the dates indicated:

	March 31, 2011
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$487,325	$—	$486,508	$817
Corporate—U.S.	36,477	—	36,477	—
Corporate—non-U.S.	2,380,471	—	2,380,471	—
Residential mortgage-backed securities	50,246	—	—	50,246

Total fixed maturity securities	$2,954,519	$—	$2,903,456	$51,063

	December 31, 2010
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$439,132	$—	$438,297	$835
Corporate—U.S.	35,842	—	35,842	—
Corporate—non-U.S.	2,314,318	—	2,314,318	—
Residential mortgage-backed securities	49,715	—	—	49,715

Total fixed maturity securities	$2,839,007	$—	$2,788,457	$50,550

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2011	Included in net income	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfer in Level 3	Transfer out of Level 3	Ending balance as of March 31, 2011	Total gains (losses) included in net income attributable to assets still held

Fixed maturity securities:
Government—non-U.S.	$835	$—	$(18)	$—	$—	$—	$—	$—	$—	$817	$—
Residential mortgage- backed	49,715	—	531	—	—	—	—	—	—	50,246	—

Total Level 3 assets	$50,550	$—	$513	$—	$—	$—	$—	$—	$—	$51,063	$—

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2010	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3	Ending balance as of March 31, 2010	Total gains (losses) included in net income attributable to assets still held

Fixed maturity securities:
Government—non-U.S.	$778	$—	$(15)	$—	$—	$—	$763	$—
Corporate—non-U.S.	1,362	—	—	—	—	(1,362)	—	—
Residential mortgage-backed securities	—	—	—	44,516	—	—	44,516	—

Total Level 3 assets	$2,140	$—	$(15)	$44,516	$—	$(1,362)	$45,279	$—

Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or other comprehensive income (loss) (“OCI”) within stockholders’ equity based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity consists of purchases and sales of fixed maturity securities.

The amount presented for unrealized gains (losses) for assets still held as of the reporting date primarily represents accretion on certain fixed maturity securities which were recorded in net investment gains (losses).

(6) Securitization Entities

Part of the Company’s product offering includes portfolio credit enhancement policies to Australian regulated lenders that have originated housing loans for securitization in the Australian, European and U.S. markets. Portfolio mortgage insurance serves as an important form of credit enhancement for the Australian securitization market and the Company’s portfolio credit enhancement coverage is generally purchased for low loan-to-value, seasoned loans written by regulated institutions.

As of March 31, 2011 and December 31, 2010, the Company had a maximum exposure to loss from the provision of portfolio credit enhancement to securitization trusts sponsored by third parties of $167 million and $171 million, respectively. The exchange rate for calculating the maximum exposure to loss of translating the Australian dollar into the U.S. dollar as of March 31, 2011 and December 31, 2010 was $1.04 and $1.03, respectively. This exposure was calculated based on the expectation of a 1

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Three Months Ended March 31, 2011 and 2010

(Unaudited)

in 250 year event. The Company has applied the Australian Prudential Regulation Authority (“APRA”) stress scenario to calculate this exposure. The Company holds sufficient capital resources to meet this obligation were it to occur.

(7) Statutory Accounting

Genworth Mortgage prepares financial statements for its regulator, APRA, in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP.

The balance sheet is recorded under Australian accounting standards and a prudential adjustment is made to derive the APRA capital base, being the tax-effected difference between the insurance liabilities under APRA and Australian accounting standards.

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio were as follows as of and for the year ended December 31:

(U.S. dollar amounts in thousands)	2010
APRA net income after tax	$169,455

APRA capital base	$2,147,652
APRA minimum capital requirement	$1,381,449
APRA solvency ratio	1.55

The above APRA net income after tax, capital base, minimum capital requirement and solvency ratio are the combined amounts of Genworth Financial Mortgage Insurance Pty Limited and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Limited.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. APRA specifies a formula to quantify this event. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times.

As of March 31, 2011, the APRA solvency ratio was 1.62. During the first quarter of 2011, we amended a reinsurance agreement with our affiliates, Genworth Mortgage Insurance Corporation and Brookfield Life Assurance Company Limited, with an effective date of January 1, 2011 subject to approval by the North Carolina Department of Insurance which was received in April 2011. Accordingly, we did not recognize this amendment in the local regulatory financial return as requested by APRA. If this had been recognized in the first quarter of 2011, the APRA solvency ratio would have been 1.39.

The Company’s ability to pay dividends to Genworth Financial Mortgage Insurance Holdings Pty Limited is restricted to the extent the payment of dividends exceeds current year income. Any dividend above this level requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.